SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 13, 1999


                          ROCK BOTTOM RESTAURANTS, INC.

             (Exact name of registrant as specified in its charter)




         DELAWARE                       0-24502                 84-1265838
(State or other jurisdiction    (Commission File Number      (I.R.S. Employer
incorporation or organization)                            Identification Number)



                        248 CENTENNIAL PARKWAY, SUITE 100
                           LOUISVILLE, COLORADO 80027
                                 (303) 664-4000
    (Address and Telephone Number of Registrant's Principal Executive Office)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

      On August 13, 1999 (the "Effective Date"), Rock Bottom Restaurants, Inc. (the "Company") consummated a merger with RBR Acquisition Corp. (the "Merger") pursuant to an Agreement and Plan of Merger by and among the Company, RBR Acquisition Corp. and RB Capital, Inc. dated March 18, 1999. The Merger was approved by the Company's stockholders at a meeting held on July 23 1999. Upon completion of the Merger, the Company became a wholly owned subsidiary of RB Capital, Inc. In the Merger, $10.00 in cash was paid by RB Capital, Inc. for each share of the Company's common stock outstanding on the Effective Date (other than shares owned by RB Capital or RBR Acquisition).

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

      (a)   Financial Statements of Businesses Acquired.

            Not Applicable

      (b)   Pro Forma Financial Information.

            Not Applicable

      (c)   Exhibits.


EXHIBIT
NUMBER          DESCRIPTION OF EXHIBITS

   2.1 Agreement and Plan of Merger dated as of March 18, 1999, by and among Rock Bottom Restaurants, Inc., RB Capital, Inc. and RBR Acquisition Corp. (incorporated by reference to Exhibit 2.1 to the Company's Current Report on Form 8-K filed with the Commission on March 23, 1999.)

  99.1* Press Release issued by Rock Bottom Restaurants, Inc. dated August 16, 1999.


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*  Filed herewith

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       ROCK BOTTOM RESTAURANTS, INC.



Date:  August 16, 1999                 By: /s/ JOHN COLETTA
                                          --------------------------------------
                                       Name: John Coletta
                                       Title:   Treasurer

                                  EXHIBIT INDEX



EXHIBIT
NUMBER          DESCRIPTION OF EXHIBITS

   2.1 Agreement and Plan of Merger, dated as of March 18, 1999, by and among Rock Bottom Restaurants, Inc., RB Capital, Inc. and RBR Acquisition Corp. (incorporated by reference to Exhibit 2.1 to the Company's Current Report on Form 8-K filed with the Commission on March 23, 1999.)

  99.1* Press Release issued by Rock Bottom Restaurants, Inc. dated August 16, 1999.


-------------------------
*  Filed herewith